UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2025

FARO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Technology Park, Lake Mary, Florida 32746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 333-9911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	FARO	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 5, 2025, FARO Technologies, Inc., a Florida corporation (the “Company” or “FARO”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ametek, Inc., a Delaware corporation (“Parent”), and Ametek TP, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On May 6, 2025, the Company issued a press release announcing the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this report. The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Additional Information and Where to Find It

This report relates to the proposed merger (the “Merger”) of the Company and Merger Sub, a wholly owned subsidiary of Parent, pursuant to the terms of the Merger Agreement. A special meeting of the shareholders of the Company will be announced as promptly as practicable to seek shareholder approval in connection with the proposed Merger. The Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed Merger. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT, MERGER SUB AND THE MERGER. Shareholders may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at http://www.faro.com or by sending a written request to our Corporate Secretary at our principal executive offices at 125 Technology Park, Lake Mary, Florida 32746.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from the Company’s shareholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the Merger and any direct or indirect interests they have in the Merger will be set forth in the Company’s definitive proxy statement for its special shareholder meeting when it is filed with the SEC. Information relating to the foregoing can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 24, 2025 and the Company’s definitive proxy statement for its 2025 Annual Meeting of Shareholders (the “Annual Meeting Proxy Statement”) filed with the SEC on April 10, 2025. To the extent that holdings of the Company’s securities by the directors and executive officers of the Company have changed from the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, such as the proposed Merger and the ability to consummate the proposed Merger, demand for and customer acceptance of the Company’s products, the Company’s product development and product launches and the Company’s growth, strategic and restructuring plans and initiatives. Statements that are not historical facts or that describe the Company’s plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “believe,” “expect,” “anticipate,” “estimate,” “could,” “will” and similar expressions or discussions of the Company’s plans or other intentions identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements.

Factors that could cause actual results to differ materially from what is expressed or forecasted in such forward-looking statements include, but are not limited to:

•

the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or satisfy the other conditions to the consummation of the Merger;

•

the risk that the Merger disrupts our current plans and operations or diverts management’s attention from its ongoing business; the effects of the Merger on our business, operating results, and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom we do business; the risk that our stock price may decline significantly if the Merger is not consummated; the nature, cost and outcome of any legal proceedings related to the Merger;

•

the Company’s ability to realize the intended benefits of its undertaking to transition to a company that is reorganized around functions to improve the efficiency of its sales organization and to improve operational effectiveness;

•

the Company’s inability to successfully execute its strategic plan, restructuring plan and integration plan, including but not limited to additional impairment charges and/or higher than expected severance costs and exit costs, and its inability to realize the expected benefits of such plans;

•

the changes in our executive management team in 2023 and 2024 and the loss of any of our executive officers or other key personnel, which may be impacted by factors such as our inability to competitively address inflationary pressures on employee compensation and flexibility in employee work arrangements;

•	the outcome of any litigation to which the Company is or may become a party;

•	loss of future government sales;

•	potential impacts on customer and supplier relationships and the Company’s reputation;

•	development by others of new or improved products, processes or technologies that make the Company’s products less competitive or obsolete;

•	the Company’s inability to maintain its technological advantage by developing new products and enhancing its existing products;

•

declines or other adverse changes, or lack of improvement, in industries that the Company serves or the domestic and international economies in the regions of the world where the Company operates and other general economic, business, and financial conditions;

•	the effect of general economic and financial market conditions, including in response to public health concerns;

•	assumptions regarding the Company’s financial condition or future financial performance may be incorrect;

•	the impact of fluctuations in foreign exchange rates and inflation rates; and

•

other risks and uncertainties discussed in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 24, 2025, as updated by the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other subsequent SEC filings.

Forward-looking statements in this Current Report on Form 8-K represent the Company’s judgment as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 6, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

May 6, 2025	/s/ Matthew Horwath
	By:	Matthew Horwath
	Its:	Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

Exhibit 99.1

AMETEK to Acquire FARO Technologies

Berwyn, Pa., and Lake Mary, Fla., May 6, 2025 - AMETEK, Inc. (NYSE: AME) and FARO Technologies, Inc. (Nasdaq: FARO) today announced that they have entered into a definitive agreement under which AMETEK will acquire all outstanding shares of FARO Technologies common stock for $44 per share in cash, which represents an approximate 40% premium to FARO’s closing price on May 5, 2025. The transaction values FARO at an enterprise value of approximately $920 million. The boards of directors of both companies have unanimously approved the transaction.

Founded in 1981 and headquartered in Lake Mary, Florida, FARO Technologies is a leading provider of 3D measurement and imaging solutions, including portable measurement arms, laser scanners and trackers, software solutions, and comprehensive service offerings. FARO’s precision manufacturing and digital reality solutions serve a diverse range of end markets. The company has annual sales of approximately $340 million.

“FARO is an outstanding acquisition for AMETEK and an excellent strategic fit with our Ultra Precision Technologies division,” comments David A. Zapico, AMETEK Chairman and Chief Executive Officer. “FARO’s differentiated 3D metrology and imaging solutions expand our presence in attractive growth markets. Its strong brand, global customer base, employees and technology capabilities complement our existing Creaform business and provide compelling opportunities for growth and margin expansion.”

“We are excited to join AMETEK and its portfolio of industry-leading technology businesses,” said Peter Lau, President, Chief Executive Officer & Director of FARO Technologies. “With AMETEK’s global scale, operational excellence, and commitment to innovation, we are well-positioned to accelerate our growth and continue delivering cutting-edge solutions to our customers around the world.”

The closing of the transaction is subject to customary closing conditions, including applicable regulatory approvals. The closing of the transaction is also subject to approval of FARO Technologies shareholders. The transaction is expected to be completed in the second half of 2025.

About AMETEK

AMETEK (NYSE: AME) is a leading global provider of industrial technology solutions serving a diverse set of attractive niche markets with annual sales of approximately $7.0 billion. The AMETEK Growth Model integrates the Four Growth Strategies - Operational Excellence, Technology Innovation, Global and Market Expansion, and Strategic Acquisitions - with a disciplined focus on cash generation and capital deployment. AMETEK’s objective is double-digit percentage growth in earnings per share over the business cycle and a superior return on total capital. Founded in 1930, AMETEK has been listed on the NYSE for over 90 years and is a component of the S&P 500. For more information, visit www.ametek.com.

About FARO Technologies

For more than 40 years, FARO Technologies has provided industry-leading technology solutions that enable customers to measure their world, and then use that data to make smarter decisions faster. FARO continues to be a pioneer in bridging the digital and physical worlds through data-driven reliable accuracy, precision, and immediacy. For more information, visit www.faro.com.

Forward Looking Statements

Statements in this release that are not strictly historical, including statements regarding the proposed merger, the expected timetable for completing the merger and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things: general economic conditions and conditions affecting the industry in which FARO operates; the uncertainty of regulatory approvals; adoption of the merger agreement by FARO shareholders; the parties’ ability to satisfy the closing conditions and consummate the merger; AMETEK’s ability to successfully integrate FARO’s operations and employees with AMETEK’s existing business; and the ability to realize anticipated growth, synergies and cost savings. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in AMETEK’s and FARO’s respective Securities and Exchange Commission (the “SEC”) filings, including each company’s most recent, respective Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date of this release and neither company assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

Additional Information and Where to Find It

This communication relates to the proposed merger of FARO Technologies into a wholly owned subsidiary of AMETEK, pursuant to the terms of the merger agreement. A special meeting of the shareholders of FARO Technologies will be announced as promptly as practicable to seek shareholder approval in connection with the proposed merger. FARO expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed merger. INVESTORS AND SHAREHOLDERS OF FARO TECHNOLOGIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FARO, AMETEK, MERGER SUB AND THE MERGER. Shareholders may obtain a free copy of these materials (when they are available) and other documents filed by FARO with the SEC at the SEC’s website at www.sec.gov, at FARO’s website at http://www.faro.com or by sending a written request to FARO’s Corporate Secretary at its principal executive offices at 125 Technology Park, Lake Mary, Florida 32746.

Participants in the Solicitation

FARO Technologies, its directors and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from FARO’s shareholders in connection with the merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of FARO Technologies shareholders in connection with the merger and any direct or indirect interests they have in the merger will be set forth in FARO’s definitive proxy statement for its special shareholder meeting when it is filed with the SEC. Information relating to the foregoing can also be found in FARO’s Annual Report

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on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 24, 2025 and their definitive proxy statement for its 2025 Annual Meeting of Shareholders (the “Annual Meeting Proxy Statement”) filed with the SEC on April 10, 2025. To the extent that holdings of FARO’s securities by the directors and executive officers of FARO have changed from the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Contacts:

Kevin Coleman

Vice President, Investor Relations and Treasurer

AMETEK, Inc.

kevin.coleman@ametek.com

Phone: 610-889-5247

Matthew Horwath

Chief Financial Officer

FARO Technologies, Inc.

IR@FARO.com

Phone: 407-562-5005

Erica Mannion & Mike Funari

Sapphire Investor Relations, LLC

FARO Technologies, Inc.

IR@FARO.com

Phone: 407-562-5005

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